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                                                                    Exhibit 99.1

                                    AGREEMENT

         THIS AGREEMENT (the "Agreement") is entered into as of October 13, 2008, between and among CIRTRAN CORP., a corporation organized and existing under the laws of the State of Nevada (the "Company"), YA GLOBAL INVESTMENTS, L.P. f/k/a Cornell Capital Partners, L.P. ("YA Global"), and HIGHGATE HOUSE FUNDS, LTD. ("Highgate"). The Company, Highgate, and YA Global may each be referred to herein as a "Party" and collectively as the "Parties."

         A. The Company has issued to Highgate a $3,750,000, 5% Secured Convertible Debenture dated as of May 26, 2005 (the "May 2005 Debenture").

         B The Company has issued to YA Global: (i) a $1,500,000, 5% Secured Convertible Debenture dated as of December 30, 2005 (the "December 2005 Debenture"), and (ii) a $1,500,000, 5% Secured Convertible Debenture dated as of August 23, 2006 (the "August 2006 Debenture," and together with the December 2005 Debenture, the "YA Global Debentures").

         C. As originally issued, all remaining principal and interest on the May 2005 Debenture was due on December 31, 2007, with a fifteen (15) day cure period for its payment.

         D. On December 31, 2007, the Parties entered into an agreement (the "First Extension Agreement") to extend the due date of the May 2005 Debenture to August 31, 2008.

         E. The Parties now desire to further extend the due date of the May 2005 Debenture to December 31, 2008.

         F. As originally issued, all remaining principal and interest on the December 2005 Debenture was due on July 30, 2008, with a fifteen (15) day cure period for its payment.

         G. Pursuant to the First Extension Agreement, the Parties extended the due date of the December 2005 Debenture to August 31, 2008.

         H. The Parties now desire to further extend the due date of the December 2005 Debenture to December 31, 2008.

         NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the Parties hereto agree as follows:

         1. Due Dates Extended.

              A. May 2005 Debenture. The due date of the May 2005 Debenture is hereby extended to December 31, 2008.



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              B.  December  2005  Debenture.  The due date of the December  2005
         Debenture is hereby extended to December 31, 2008.

         2. No Default. Highgate expressly acknowledges and agrees that no default has occurred under the May 2005 Debenture for non-payment on the maturity date or during the 15-day cure period. YA Global expressly acknowledges and agrees that no default has occurred under the December 2005 Debenture for non-payment on the maturity date or during the 15-day cure period.

         3. No Other Changes. The Company, Highgate, and YA Global acknowledge and agree that, except as specifically waived or modified by the terms of this Agreement or the First Extension Agreement, the May 2005 Debenture and the YA Global Debentures shall remain unmodified and in full force and effect, and shall not in any way be changed, modified or superseded by the terms set forth in this Agreement. For the avoidance of doubt, the parties hereto agree that as set forth in the First Extension Agreement the interest rate on the May 2005 Debenture and the YA Global Debentures is 12% with respect to any principal amounts remaining unpaid as of the date of the First Extension Agreement.

         4. Disclosure of Amendment. The Company hereby agrees that it will disclose its entry into this Agreement by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission within the time prescribed by applicable securities laws and rules.

         5. Miscellaneous.

              (a) This Amendment is made pursuant to and in accordance with the terms and conditions of the May 2005 Debenture and the December 2005 Debenture, and represents an effective amendment and modification of such debentures pursuant to their terms.

              (b) All capitalized but not defined terms used herein shall have those meanings ascribed to them in the applicable May 2005 Debenture and/or December 2005 Debenture.

              (c) All provisions in the May 2005 Debenture and December 2005 Debenture and any amendments, schedules or exhibits thereto in conflict with this Agreement shall be and hereby are changed to conform to this Agreement.

                            SIGNATURE PAGE TO FOLLOW.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



                                               COMPANY:
                                               CIRTRAN CORP.

                                               By: /s/ Iehab Hawatmeh
                                                  ----------------------------
                                               Name Iehab J. Hawatmeh
                                               Title: President & CEO


                                               YA GLOBAL INVESTMENTS, L.P.
                                               By:  Yorkville Advisors LLC
                                               Its: Investment Manager

                                               By: /s/ Mark Angelo
                                                  ----------------------------
                                               Name Mark A. Angelo
                                               Title: Portfolio Manager



                                               HIGHGATE HOUSE FUNDS
                                               By:  Yorkville Advisors LLC
                                               Its: Investment Manager

                                               By: /s/ Mark Angelo
                                                  ----------------------------
                                               Name  Mark A. Angelo
                                               Title: Portfolio Manager






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